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                          INDEPENDENT AUDITORS' CONSENT



As independent certified public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report relating to the financial statements of IDM Environmental Corp., which report appears in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1995, and to all references to this firm included in such Registration Statement.

                                   /s/ SAMUEL KLEIN & COMPANY

                                   SAMUEL KLEIN & COMPANY



May 28, 1996